© Ciena Corporation 2026. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q2 2026 Earnings Presentation Period ended May 2, 2026 June 4, 2026

© Ciena Corporation 2026. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward- looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our business and that of our customers, including their spending; the development and use of artificial intelligence and its impact on overall networking technology spending; our ability to execute our business and growth strategies; supply chain constraints or disruptions including increased costs and lead times; the introduction of new technologies by us or our competitors; the timing and size of customer orders, their delivery dates and our ability to fulfill and recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, and public health emergencies, epidemics, or pandemics; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K filed with the SEC on December 12, 2025 and included in its Quarterly Report on Form 10-Q for the second quarter of fiscal 2026 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. With respect to Ciena’s expectations under “Business Outlook", Ciena is not able to provide a quantitative reconciliation of the adjusted (non-GAAP) gross margin, adjusted (non-GAAP) operating expense, and adjusted (non-GAAP) operating margin guidance measures to the corresponding gross margin, operating expense, and operating margin GAAP measures without unreasonable efforts. Ciena cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward-looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, Ciena is unable to address the probable significance of the unavailable information.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.3 Table of Contents 1. Introduction to Ciena 2. Fiscal Q2 2026 financial performance 3. Fiscal Q3 and full-year 2026 outlook 4. Appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information.4 Executive Summary AI requires more optical networking. More optical networking requires Ciena Q2 2026 results demonstrate sustained growth and operational discipline Delivered record revenue and backlog, strong profitability DCI, including scale-across, is gaining momentum as customers connect AI data centers to monetize their investments Demand is outstripping supply, resulting in multi-year visibility and longer lead times We were awarded the industry's first multi-rail opportunity using Ciena's RLS Hyper-Rail solution to connect training data centers over distance

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Introduction to Ciena

Ciena has global network reach and scale

Scale and reach

$4.8B FY2025 Revenue
19% YoY growth

9,000+ Employees*
Including 4,500+ R&D specialists

80+ Countries*
Customers on six continents

1,700+ Customers*
Worldwide

Strategic focus

Long-haul and subsea networks
Connecting cities and countries

Metro and regional
Linking the cloud and data centers in a region

In and around the data center
Connecting AI compute at ultra-high speed

Recognized leadership

#1 in Data Center Interconnect**
Dell'Oro Group

#1 in Total Optical Networking**
Cignal AI, Dell'Oro, Omdia

#1 in Submarine Networks**
Cignal AI, Omdia

*Based on FYE2025
** Market share measures as of Q1 2026 exclude China

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.7 Data generation and bandwidth are continuing to grow The size and scale of AI-driven investments are resulting in sustained high bandwidth growth 0 5 10 15 20 25 '23 '24 '25 '26 '27 '28 '29 ZB Data Moved by SPs +15% CAGR ‘25-’29 User consumption bandwidth is growing at lower rate than the AI “factory” Source: Omdia, AI Network Traffic Forecast 2023–35, Feb 2026 Note: “This forecast restricts traffic growth estimates to data transiting across a network operated by a service provider.” 2026 Forecast 2025 Network Bandwidth +36% CAGR ‘25-’29 Growth is similar to data center …but 1/50th of capacity Source: Cignal AI, Optical Components Report, Feb 2026 0.0 0.5 1.0 1.5 2.0 '23 '24 '25 '26 '27 '28 '29 Eb/s 2024 2026 Forecast 2025 Data Center Bandwidth +35% CAGR ‘25-’29 Actual growth is significantly higher than forecasted Source: Cignal AI, Optical Components Report, Feb 2026 0 20 40 60 80 100 '23 '24 '25 '26 '27 '28 '29 Eb/s 2024 2025 2026 Forecast X2 X2 0 100 200 300 400 500 600 '23 '24 '25 '26 '27 '28 '29 ZB Global Data Generation +25% CAGR ’25-’29 2026 forecast growing faster than historical trend Source: Worldwide IDC Global DataSphere Forecast, 2025-2029, Doc#US53363625 2023 2026 Forecast

© Ciena Corporation 2026. All rights reserved. Proprietary Information.8 Cloud Providers are the drivers of industry change Cloud Providers (CP) – and especially the Hyperscalers – are funding an unprecedented scale of investment Sources: Company earnings, analyst projections, 2030 projections from Dell’Oro Group, and Ciena internal analysis The forecasted range of Cloud Provider CapEx is far exceeding previous estimates Cloud Provider spend has been higher than forecastedCloud Provider CapEx forecast is accelerating rapidly Forecasts have consistently underestimated Cloud Providers' CapEx Sources: Company earnings for actuals, various analysts for forecasts 0 100 200 300 400 500 600 700 2022 2023 2024 2025 2026 $B ChatGPT Launched Actual Spend Previous year’s forecast

© Ciena Corporation 2026. All rights reserved. Proprietary Information.9 Ciena is the leader in high-speed connectivity Our strategic investments are extending to in-and-around the data center, leveraging our strengths to expand our footprint Our core optical strength is the foundation for our portfolio expansion

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q2 FY 2026 results

Ciena's differentiated position in AI is driving record performance

Achieving broad-based growth

- Revenue: $1.6B, up 40% YoY
- Cloud provider revenue: 46% of total, up 70% YoY
- RLS and Waveserver revenue each grew more than 50% YoY
- India revenue more than doubled YoY, driven by MOFN

Driving the pace of innovation

- WL6 Extreme: 110 customers, +20 new in Q2
- Awarded the industry's first hyperscaler multi-rail opportunity with RLS Hyper-Rail, reinforcing Ciena's technology leadership in AI infrastructure solutions

Prioritizing long-term shareholder value

- Adj. gross margin: 44.9%, up +390bps YoY
- Adj. operating margin: 19.5%, up +1,130bps YoY
- Free cash flow: $219M, up 71% YoY
- Repurchased $83M in Q2; ~$493M returned under the $1B program

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.12 Q2 FY 2026 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. ** Denotes % change, or in the case of margin, absolute change GAAP Results Q2 FY2025 Q1 FY2026 Q2 FY2026 YoY Change** Revenue $1.13B $1.43B $1.57B 40% Gross Margin 40.2% 43.8% 44.0% 380 bps Operating Expense $420M $436M $454M 8% Operating Margin 2.9% 13.3% 15.1% 1,220 bps EBITDA $67M $233M $283M 324% Fully Diluted EPS $0.06 $1.03 $1.49 2383% Non-GAAP Results Q2 FY2025 Q1 FY2026 Q2 FY2026 YoY Change** Revenue $1.13B $1.43B $1.57B 40% Adjusted Gross Margin* 41.0% 44.7% 44.9% 390 bps Adjusted Operating Expense* $370M $383M $398M 8% Adjusted Operating Margin* 8.2% 17.9% 19.5% 1,130 bps Adjusted EBITDA* $117M $287M $342M 193% Adjusted EPS* $0.42 $1.35 $1.64 290%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.13 Q2 FY 2026 comparative operating metrics Q2 FY 2025 Q2 FY 2026 YoY Change* Cash and investments $1.3B $1.4B 8% Cash provided by operations $157M $260M 66% Free cash flow $128M $219M 71% DSO 87 71 (16) Inventory turns 2.5x 3.6x 1.1x Net debt $253M $138M (45)% Gross leverage 3.2x 1.6x (1.6)x * Denotes % change, or in the case of DSO, inventory turns, and gross leverage, absolute change

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Business outlook

© Ciena Corporation 2026. All rights reserved. Proprietary Information.15 Key assumptions underlying our outlook AI infrastructure investment: Cloud providers continue to increase capital expenditure on AI data center buildout at levels consistent with recent public commitments. Supply chain: Global supply of optical components and substrates remains broadly stable, with no material disruptions to our ability to fulfill customer orders. Trade and tariff policy: No material change to current US and international tariff and trade policy affecting our products or our customers’ purchasing decisions. Foreign exchange: Currency exchange rates remain broadly consistent with levels prevailing at the time of this report. For additional considerations relating to our outlook, please refer to our note about forward looking statements on Slide 2 and the risk factors disclosed in Ciena's periodic reports filed with the Securities and Exchange Commission.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.16 Business outlook for fiscal Q3 and full-year 20261 1 Projections or outlook with respect to future operating results are only as of June 4, 2026, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Fiscal Q3 2026 Fiscal FY 2026 Revenue $1.625B plus or minus $50M $6.3B plus or minus $100M Adjusted Gross Margin 45.0% plus or minus 50 bps 44.5% to 45.0% Adjusted Operating Expense $410M plus or minus $10M $1.61B plus or minus $20M Adjusted Operating Margin 19% to 20% 19% plus or minus 50 bps

© Ciena Corporation 2026. All rights reserved. Proprietary Information. Q2 FY 2026 appendix

© Ciena Corporation 2026. All rights reserved. Proprietary Information.18 Glossary of terms Term Definition Coherent optics A technology for sending data over fiber optic cables using light waves — faster and more efficient than traditional methods at long distances WaveLogic Ciena’s proprietary family of coherent optical chips — the core technology inside most of our networking products Data center interconnect The optical connections that link data centers to each other — the fastest-growing segment of the optical networking market RLS (reconfigurable line system) Optical network hardware that can be remotely reconfigured without physically sending a technician on-site RLS Hyper-Rail Ciena's 2nd generation intelligent photonic line systems designed to support multiple fiber pairs—or rails—in parallel. Multi-rail systems are optimized for deploying multiple fibers over the same route, with each rail functioning as a high-capacity optical highway with dedicated amplification, monitoring, and control. DCOM Direct optical connections between compute chips inside an AI data center — replacing copper cables with fiber 400G / 800G / 1.6T Shorthand for data transmission speeds: 400, 800, or 1,600 gigabits per second — each generation roughly doubles the capacity of the previous Scale-across Connects distributed AI training clusters across multiple data centers. Enables hyperscalers to operate geographically separated GPU fabrics as a single system, delivering the bandwidth, latency, and reliability required for large-scale AI training.

© Ciena Corporation 2026. All rights reserved. Proprietary Information.19 Revenue by segment * Reconciliations of these non-GAAP measures to GAAP results are included in this presentation. ** Denotes % of total revenue

© Ciena Corporation 2026. All rights reserved. Proprietary Information.20 Revenue by customer type

© Ciena Corporation 2026. All rights reserved. Proprietary Information.21 Revenue by geographic region 9% 9% 8% 17% 15% 14% 74% 76% 78% 78% 14% 8% 11% 12% 77%

© Ciena Corporation 2026. All rights reserved. Proprietary Information.22 Q2 FY 2026 Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 Q2 FY 2025 GAAP gross profit $691,554 $625,520 $577,179 $503,079 $452,838 Share-based compensation-products 2,010 1,822 1,964 2,027 2,033 Share-based compensation-services 4,504 4,025 3,857 3,942 3,980 Amortization of intangible assets 6,787 6,785 3,750 2,232 2,232 Total adjustments related to gross profit 13,301 12,632 9,571 8,201 8,245 Adjusted (non-GAAP) gross profit $704,855 $638,152 $586,750 $511,280 $461,083 Adjusted (non-GAAP) gross profit percentage 44.9% 44.7% 43.4% 41.9% 41.0 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation (Amounts in thousands)

	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025
GAAP operating expense	$453,683	$436,108	$566,688	$429,544	$419,996
Share-based compensation-research and development	18,586	16,594	16,274	16,749	17,021
Share-based compensation-sales and marketing	16,486	14,754	13,543	13,277	13,649
Share-based compensation-general and administrative	13,887	12,632	13,248	11,008	11,341
Significant asset impairments and restructuring costs	805	1,498	106,851	1,770	1,948
Amortization of intangible assets	3,713	4,736	6,112	6,556	6,545
Acquisition and integration costs	—	306	1,148	—	—
Holdback arrangement	2,411	2,403	802	—	—
Total adjustments related to operating expense	55,888	52,923	157,978	49,360	50,504
Adjusted (non-GAAP) operating expense	**$397,795**	**$383,185**	**$408,710**	**$380,184**	**$369,492**

Income from Operations Reconciliation (Amounts in thousands)

	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025
GAAP income from operations	$237,871	$189,412	$10,491	$73,535	$32,842
Total adjustments related to gross profit	13,301	12,632	9,571	8,201	8,245
Total adjustments related to operating expense	55,888	52,923	157,978	49,360	50,504
Total adjustments related to income from operations	69,189	65,555	167,549	57,561	58,749
Adjusted (non-GAAP) income from operations	**$307,060**	**$254,967**	**$178,040**	**$131,096**	**$91,591**
Adjusted (non-GAAP) operating margin percentage	**19.5 %**	**17.9 %**	**13.2 %**	**10.7 %**	**8.2 %**

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Net Income Reconciliation
(Amounts in thousands)

	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025
GAAP net income	$218,220	$150,283	$19,489	$50,308	$8,969
Exclude GAAP provision (benefit) for income taxes	12,840	30,832	(16,631)	15,511	10,047
Income before income taxes	231,060	181,115	2,858	65,819	19,016
Total adjustments related to income from operations	69,189	65,555	167,549	57,561	58,749
Adjusted income before income taxes	300,249	246,670	170,407	123,380	77,765
Non-GAAP tax provision on adjusted income before income taxes	60,050	49,334	37,490	27,144	17,108
Adjusted (non-GAAP) net income	**$240,199**	**$197,336**	**$132,917**	**$96,236**	**$60,657**
Weighted average basic common shares outstanding	141,949	141,676	141,527	141,846	142,503
Weighted average diluted potential common shares outstanding(1)	146,314	145,799	145,470	144,499	144,972

Net Income
per Common Share

	Q2 FY 2026	Q1 FY 2026	Q4 FY 2025	Q3 FY 2025	Q2 FY 2025
GAAP diluted net income per potential common share	$ 1.49	$ 1.03	$ 0.13	$ 0.35	$ 0.06
Adjusted (non-GAAP) diluted net income per potential common share	**$ 1.64**	**$ 1.35**	**$ 0.91**	**$ 0.67**	**$ 0.42**

(1) Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the second quarter ended fiscal 2026 includes 4.4 million shares underlying certain stock option and stock unit awards.

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© Ciena Corporation 2026. All rights reserved. Proprietary Information.25 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q2 FY 2026 Q1 FY 2026 Q4 FY 2025 Q3 FY 2025 Q2 FY 2025 Net income (GAAP) $218,220 $150,283 $19,489 $50,308 $8,969 Add: Interest expense 20,922 21,254 21,982 22,806 21,697 Less: Interest and other income, net 14,111 12,957 14,349 15,090 7,871 Add: Provision (benefit) for income taxes 12,840 30,832 (16,631) 15,511 10,047 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 34,712 32,309 27,496 26,866 25,092 Add: Amortization of intangible assets 10,500 11,521 9,862 8,788 8,777 EBITDA $283,083 $233,242 $47,849 $109,189 $66,711 Add: Share-based compensation expense 55,473 49,827 48,886 47,003 48,024 Add: Significant asset impairments and restructuring expense 805 1,498 106,851 1,770 1,948 Add: Acquisition and integration costs — 306 1,148 — — Add: Holdback arrangement 2,411 2,403 802 — — Adjusted EBITDA $341,772 $287,276 $205,536 $157,962 $116,683 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)